[GRAPHIC OMITTED]
                                   SEMIANNUAL

                                     REPORT

                                FEBRUARY 29, 2000

                                   (UNAUDITED)

                                 WARBURG PINCUS

                                   FOCUS FUND

                         (FORMERLY WARBURG PINCUS SELECT

                           ECONOMIC VALUE EQUITY FUND)

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management, LLC. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

   FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

   RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

   THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIOHOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 29, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

   FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGERS' LETTER -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

                                                                  March 27, 2000

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Focus Fund1 (the "Fund") for the six months ended February 29, 2000.

   At February 29, 2000, the net asset value ("NAV") of the Fund's institutional shares was $16.34, compared to an NAV of $20.15 on August 31, 1999. As a result, the institutional shares' total return was 13.6%, (assuming the reinvestment of distributions totaling $5.77 per share). By comparison, the Standard & Poor's 500 Index2 (the "Index") returned 4.1% during the same period.

   At February 29, 2000, NAV of the Fund's common shares was $16.26, compared to an NAV of $20.11 on August 31, 1999. As a result, the common shares' total return was 13.4%, (assuming the reinvestment of distributions totaling $5.77 per share). By comparison, the Index returned 4.1% during the same period.

   Effective  stock   selection  in  two  industry   sectors  drove  the  Fund's
outperformance of its Index benchmark in the fiscal half-year. These were technology and health care:

   o TECHNOLOGY. In technology, we focused on semiconductor and software companies with proprietary products and clear market leadership. Prospects for semiconductor makers brightened in late 1999 as chip prices rose. Our selection both of companies that produce the chips themselves and those that make chip-manufacturing equipment proved especially timely. By the end of the year, the stocks' rising valuations persuaded us to realize much of our gains and trim the Fund's technology exposure.

      As for software, we invested selectively in names that ended up faring especially well during the period. Results in technology were additionally notable because the sector's high valuation levels caused us to underweight it relative to the Index.

   o HEALTH CARE. Health care, which remained the Fund's largest sector exposure, contributed positively to overall performance after detracting from it through the summer of 1999. We emphasized names within medical technology, hospital management and pharmaceuticals. These included Guidant Corp., a major manufacturer of medical devices whose shares began to rebound from what we considered a bout of overly pessimistic investor sentiment. The fact that Guidant was the portfolio's biggest individual holding magnified its favorable effect on performance.


                                        X1

WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGERS' LETTER -- FEBRUARY 29, 2000 (CONT'D)
--------------------------------------------------------------------------------

   On the negative side of the ledger, we took advantage of the significant value available in the stocks of large U.S.-based consumer companies that generate substantial portions of their revenues and earnings elsewhere in the world. Unfortunately, most such companies were distinctly out of favor, as the market overwhelmingly preferred so-called "New Economy" sectors like technology, media and telecommunications.

   Several consumer companies were among the Fund's biggest positions, including Coca-Cola, Philip Morris, Nabisco and Archer-Daniels-Midland. All lost ground during the fiscal half-year.

   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Select Equity Management Team

James A. Abate, Managing Director
D. Susan Everly, Director

WARBURG PINCUS FOCUS FUND
PORTFOLIO MANAGERS' LETTER -- FEBRUARY 29, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

PERFORMANCE

                                                                        SINCE
                                 SIX MONTHS         ONE YEAR          INCEPTION
                                   2/29/00     (3/1/99 - 2/29/00)   (ANNUALIZED)
------------------------------------------------------------------------------
Warburg Pincus

Focus Fund (Institutional)3          13.6%             29.9%             30.7%
Warburg Pincus
Focus Fund (Common)4                 13.4%             29.4%             30.7%
Standard & Poor's
500 Index2                            4.1%             11.7%             24.6%5
--------------------------------------------------------------------------------

1 NAME CHANGED FROM WARBURG  PINCUS SELECT  ECONOMIC VALUE EQUITY FUND EFFECTIVE
  JANUARY 1, 2000

2 THE  STANDARD  & POOR'S  500  INDEX IS AN  UNMANAGED  INDEX  (WITH NO  DEFINED
  INVESTMENT OBJECTIVE) OF COMMON STOCKS, INCLUDES REINVESTMENT OF DIVIDENDS, AND IS A REGISTERED TRADEMARK OF MCGRAW-HILL CO., INC.

3 INCEPTION DATE: 7/31/98

4 INCEPTION DATE: 10/30/98

5 SINCE INCEPTION OF INSTITUTIONAL SHARES



FROM CREDIT SUISSE ASSET MANAGEMENT:

The Fund's Board of Directors voted during the fourth quarter of 1999 to change the Fund's name to Warburg Pincus Focus Fund from Warburg Pincus Select Economic Value Equity Fund. This was done in order to better reflect the Fund's investment strategy.
                                       3

WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES        VALUE
                                                         ------        -----
COMMON STOCKS (97.8%)
AGRICULTURE (7.4%)
    Archer-Daniels-Midland                                27,900     $  280,744
                                                                     ----------
    Monsanto Co.                                           7,900        306,619
                                                                        -------
                                                                        587,363
                                                                     ----------
AIR TRANSPORT (3.8%)
    Lockheed Martin Corp.                                 17,300        301,669
                                                                     ----------
CHEMICALS (6.4%)
    E. I. du Pont de Nemours and Co.                       5,700        287,850
    IMC Global, Inc.                                      10,600        143,100
    Nova Chemicals Corp.                                   4,700         75,200
                                                                     ----------
                                                                        506,150
COMPUTERS, SOFTWARE & SERVICES (19.7%)
    America Online**                                       2,000        118,000
    BMC Software, Inc.**                                   2,600        119,600
    Citrix Systems, Inc.**                                 1,600        168,700
    Dell Computer Corp.**                                  1,800         73,463
    i2 Technologies**                                      1,600        261,600
    Inktomi Corp.**                                          800        109,700
    Metacreations Corp.**                                  1,800         39,600
    Microsoft Corporation**                                3,700        330,687
    RealNetworks, Inc.**                                     400         28,125
    Siebel Systems, Inc.**                                   800        110,950
    VERITAS Software Corp.**                                 800        158,300
    Yahoo! Inc.**                                            200         31,938
                                                                     ----------
                                                                      1,550,663
                                                                     ----------
CONSUMER PRODUCTS & SERVICES (6.3%)
    Unilever N.V. ADR                                      6,800        309,400
    Wrigley (Wm.) Jr. Company                              2,800        189,350
                                                                     ----------
                                                                        498,750
                                                                     ----------
ELECTRONICS (13.0%)
    Advanced Micro Devices, Inc.**                         4,000        156,500
    Atmel Corp.**                                          4,400        217,800
    Cisco Systems**                                        1,700        224,719
    Lucent Technologies                                    5,300        315,350
    Micron Technology, Inc.**                              1,100        107,869
                                                                     ----------
                                                                      1,022,238
                                                                     ----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         NUMBER
                                                           OF
                                                         SHARES        VALUE
                                                         ------        -----
COMMON STOCKS (CONT'D)
FOOD & BEVERAGE (6.6%)
    Coca-Cola Co.                                          6,900       $334,219
    Nabisco Group Holdings Corp.                          22,000        189,750
                                                                     ----------
                                                                        523,969
                                                                     ----------
HEALTH CARE (12.1%)
    Boston Scientific Corp.**                             12,000        219,000
    Cardinal Health, Inc.                                  3,600        148,500
    Gilead Sciences, Inc.**                                1,500        114,750
    Guidant Corp.**                                        5,900        397,512
    Medtronic, Inc.                                        1,500         72,656
                                                                     ----------
                                                                        952,418
                                                                     ----------
METALS & MINING (0.1%)
    Cominco, Ltd.                                            500          7,250
                                                                     ----------
PHARMACEUTICALS (10.7%)
    Eli Lilly and Company                                  3,000        178,312
    Merck & Co.                                            1,000         61,562
    Mylan Laboratories, Inc.                               8,500        195,500
    Pfizer, Inc.                                           6,100        195,962
    Schering-Plough Corp.                                  2,200         76,725
    Watson Pharmaceuticals, Inc.**                         3,400        136,000
                                                                     ----------
                                                                        844,061
                                                                     ----------
TELECOMMUNICATIONS (7.8%)
    MCI WorldCom, Inc.**                                   6,650        296,756
    SBC Communications, Inc.                               8,400        319,200
                                                                     ----------
                                                                        615,956
                                                                     ----------
TOBACCO (3.9%)
        Philip Morris Companies, Inc.                     15,500        310,969
                                                                     ----------
TOTAL COMMON STOCKS (Cost $7,468,553)                                $7,721,456
                                                                     ----------
                                                          PAR
                                                         (000)
                                                        -------
SHORT-TERM INVESTMENT (2.1%)

    BBH Grand Cayman U.S. Dollar Time Deposit
       4.950% 03/01/00
       (Cost $163,048)                                   $   163     $  163,048
                                                                     ----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
SCHEDULE OF INVESTMENTS (CONCLUDED)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                       VALUE
                                                                      ------

TOTAL INVESTMENTS (99.9%) (Cost $7,631,601*)                         $7,884,504
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                              6,355
                                                                     ----------
TOTAL NET ASSETS (100.0%)                                            $7,890,859
                                                                     ==========

 * Cost for Federal income tax purposes at February 29, 2000 is $8,089,421. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                           $  657,621
        Gross Depreciation                                             (862,538)
                                                                     ----------
       Net Depreciation                                              $(204,917)
                                                                     ==========
** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
                        ADR =American Depository Receipts

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------
ASSETS

   Investments, at value (cost -  $7,631,601)                        $7,884,504
    Receivable for investments sold                                     422,883
    Receivable for Fund shares sold                                      74,500
    Receivable from investment adviser                                   11,085
    Dividends and interest receivable                                     2,877
    Prepaid expenses and other assets                                    15,739
                                                                     ----------
        Total Assets                                                  8,411,588
                                                                     ----------
LIABILITIES
    Payable for investments purchased                                   493,073
    Overdraft liability                                                   2,716
    Distribution fee payable (Common shares)                                173
    Accrued expenses payable                                             24,767
                                                                     ----------
        Total Liabilities                                               520,729
                                                                     ----------
NET ASSETS
    Capital stock, $0.001 par value                                         483
    Paid-in capital                                                   7,508,051
    Undistributed net investment loss                                   (10,220)
    Accumulated net realized gain from investments                      139,641
    Net unrealized appreciation on investments                          252,904
                                                                     ----------
        Net Assets                                                   $7,890,859
                                                                     ==========
INSTITUTIONAL SHARES
    Net assets                                                       $6,945,113
                                                                     ----------
    Shares outstanding                                                  424,971
                                                                     ----------
    Net asset value, offering price and redemption price
      per share                                                      $    16.34
                                                                     ==========
COMMON SHARES
    Net assets                                                       $  945,746
                                                                     ----------
    Shares outstanding                                                   58,153
                                                                     ----------
    Net asset value, offering price and redemption price
      per share                                                      $    16.26
                                                                     ==========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends                                                        $   58,459
    Interest                                                              6,870
    Securities lending                                                    1,586
    Foreign taxes withheld                                                 (234)
                                                                     ----------
       Total Investment Income                                           66,681
                                                                     ----------
    EXPENSES
      Investment advisory fees                                           57,633
      Administration fees                                                 9,735
      Custodian fees                                                     26,341
      Registration fees                                                  22,504
      Printing fees                                                      19,172
      Transfer agent fees                                                11,434
      Audit fees                                                          7,618
      Directors fees                                                      5,246
      Legal fees                                                          3,349
      Distribution fees                                                     652
      Insurance expense                                                     164
      Miscellaneous fees                                                  1,295
                                                                     ----------
                                                                        165,143
      Less fees waived and reimbursed                                   (88,195)
                                                                     ----------
         Total Expenses                                                  76,948
                                                                     ----------
      Net Investment Loss                                               (10,267)
                                                                     ----------
    REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
      Net realized gain from security transactions                    1,242,602
      Net change in unrealized appreciation from Investments         (1,047,786)
                                                                     ----------
      Net Gain on Investments                                           194,816
                                                                     ----------
      Net Increase In Net Assets Resulting
        From Operations                                              $  184,549
                                                                     ==========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                         FOR THE SIX MONTHS    FOR THE YEAR
                                                                ENDED              ENDED
                                                          FEBRUARY 29, 2000   AUGUST 31, 1999
                                                        ------------------    ---------------
                                                            (UNAUDITED)

INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)                              $    (10,267)       $   156,770
  Net gain on investments                                        194,816         12,468,793
                                                            ------------        -----------
  Net increase in net assets resulting from operations           184,549         12,625,563
                                                            ------------        -----------
  Dividends and Distributions to shareholders:
  From net investment income:
    Institutional shares                                        (124,682)           (49,578)
    Common shares                                                   (623)                (1)
  From net realized capital gains:
    Institutional shares                                      (9,020,862)                --
    Common shares                                                (77,776)                --
                                                            ------------        -----------
  Total distributions to shareholders                         (9,223,943)           (49,579)
                                                            ------------        -----------
  Net capital share transactions                             (18,559,033)           253,862
                                                            ------------        -----------
  Total increase/(decrease) in net assets                    (27,598,427)        12,829,846
NET ASSETS:

  Beginning of period                                         35,489,286         22,659,440
                                                            ------------        -----------
  End of period                                             $  7,890,859        $35,489,286
                                                            ============        ===========
  Undistributed net investment income/(loss)                $    (10,220)       $   125,352
                                                            ============        ===========


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
FOCUS FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                                                      INSTITUTIONAL
                                                          -----------------------------------------------------------------------
                                                           FOR THE SIX                FOR THE SIX
                                                           MONTHS ENDED               FOR THE YEAR                 FOR THE PERIOD
                                                           FEBRUARY 29,                   ENDED                    JULY 31, 1998*
                                                               2000                     AUGUST 31,                  TO AUGUST 31,
                                                            (UNAUDITED)                   1999                          1998
                                                          --------------             --------------                --------------
Net asset value, beginning of period                           $20.15                    $ 13.17                       $ 15.00
                                                               ------                    -------                       -------
Income from investment operations
  Net investment income/(loss) (0.01)+                           0.08                       0.01                         (0.02)+
  Net gain (loss) on investments
    (both realized and unrealized)                               1.97                       6.92                         (1.84)
                                                               ------                    -------                       -------
  Total from investment operations                               1.96                       7.00                         (1.83)
                                                               ------                    -------                       -------
Less Distributions
  Dividends from net investment
    income                                                      (0.07)                     (0.02)                           --
  Distributions from capital gains                              (5.70)                        --                            --
                                                               ------                    -------                       -------
Total distributions                                             (5.77)                     (0.02)                           --
                                                               ------                    -------                       -------
Net asset value, end of period                                 $16.34                    $ 20.15                       $ 13.17
                                                               ======                    =======                       =======
Total return                                                 13.64%(c)                                        53.21%(12.20)%(c)
Ratios/Supplemental Data:
  Net assets, end of period

    (000s omitted)                                             $6,945                    $35,394                       $22,659
  Ratio of expenses to average
    net assets                                             1.00%(a)(b)                   0.99%(a)                   1.00%(a)(b)
  Ratio of net investment income/
    (loss) to average net assets                            (0.13)%(b)                     0.47%                       0.92%(b)
  Fund turnover rate                                           123%(c)                      209%                         52%(c)




                                                                            COMMON
                                                            -------------------------------------------

                                                             MONTHS ENDED
                                                             FEBRUARY 29,               FOR THE PERIOD
                                                                 2000                 OCTOBER 30, 1998*
                                                             (UNAUDITED)             TO AUGUST 31, 1999
                                                            --------------           ------------------
Net asset value, beginning of period                            $20.11                     $15.95
                                                                ------                     ------
Income from investment operations
  Net investment income/(loss) (0.01)+                           0.02
  Net gain (loss) on investments
    (both realized and unrealized)                               1.94                       4.16
                                                                ------                     ------
  Total from investment operations                               1.92                       4.18
                                                                ------                     ------
Less Distributions
  Dividends from net investment
    income                                                      (0.07)                     (0.02)
  Distributions from capital gains                              (5.70)                        --
                                                                ------                     ------
Total distributions                                             (5.77)                     (0.02)
                                                                ------                     ------
Net asset value, end of period                                  $16.26                     $20.11
                                                                ======                     ======
Total return                                                 13.40%(c)                  26.19%(c)
Ratios/Supplemental Data:
  Net assets, end of period

    (000s omitted)                                             $  946                      $  95
  Ratio of expenses to average
    net assets                                             1.25%(a)(b)                1.29%(a)(b)
  Ratio of net investment income/
    (loss) to average net assets                            (0.27)%(b)                     0.17%(b)
  Fund turnover rate                                           123%(c)                    209%(c)




----------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.07% annualized for the six months ended February 29, 2000, 1.42% for the year ended August 31, 1999 and 1.30% annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 4.33% annualized for the six months ended February 29, 2000 and 1.74% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

+ Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Warburg, Pincus Focus Fund, Inc. (formerly, Warburg, Pincus Select Economic Value Equity Fund, Inc), (the "Fund"), is registered under the Investment Company Act of 1940 , as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of the Fund are currently offered. Common shares for the Fund bears expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administration fee.

   The Fund is permitted to engage in the investment strategies described in the Notes to Financial Statements. The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. Please refer to the Fund's prospectus and statement of additional information for a description of its investment strategies.

              A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. The Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------


WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT

     INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of the Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. The Fund will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository.

              H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. The Fund may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Fund is required to deposit cash or liquid securities or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

              I) OPTION TRANSACTIONS -- When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss to underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

              J) TBA PURCHASE COMMITMENTS -- The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

              K) SECURITIES  LENDING -- Loans of the  securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities on loan to brokers at February 29, 2000.

              L) SHORT SALES -- When the Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, and the decline exceeds the cost of the borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     amount at which it is sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until the Fund replaces a borrowed security, it will maintain at all times cash or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them.

              M) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

              Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              The   securities   exchanges  of  certain   foreign   markets  are
     substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

              In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

WARBURG PINCUS FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for the Fund described herein.

   For its advisory services, CSAM is entitled to receive from the Fund a monthly fee equal to an annual rate of 0.75% of the Fund's average daily net assets.

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Fund. For the six months ended February 29, 2000, the advisory fee and waiver for the Fund was as follows:

                         GROSS                               NET
                     ADVISORY FEE        WAIVER         ADVISORY FEE
                     ------------        ------         ------------
                        $57,633         $(38,917)          $18,716

   CSAM reimbursed expenses of the Fund in the amount of $49,173 for the six months ended February 29, 2000.

   State Street Bank and Trust Company ("State Street") , serves as the Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

   Counsellors Fund Services, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC. served as co-administrator of the Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each portfolio. PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, also serves as the Fund's co-administrator. For administration services, the Fund, pays CSAMSI a fee calculated at an annual rate .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Fund to CSAMSI for co-administration services for the Institutional shares.

   CFSI, at its discretion, voluntarily waived a portion of its co-administration fees for the Fund. For the period September 1, 1999 to October 31, 1999, the co-administration fee earned and waived by CFSI on the Common shares was as follows:

                         GROSS                               NET
                 CO-ADMINISTRATION FEE   WAIVER     CO-ADMINISTRATION FEE
                 ---------------------   ------     ---------------------
                          $10             $(8)               $2

   CSAMSI may, at its discretion, voluntarily waive all or any portion of its administrative fee for the Fund. For the period November 1, 1999 to February 29, 2000, the co-administrative service fee earned and waived by CSAMSI on the Common shares was as following:

                GROSS CO-ADMINISTRATIVE             NET CO-ADMINISTRATIVE
                          FEE            WAIVER              FEE
                -----------------------  ------     ---------------------
                         $120             $(96)              $24

   For administration services, PFPC currently receives a fee calculated at annual rate of .125% on the Fund's average daily net asset. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for the Fund. For the six months ended February 29, 2000, the co-administration fee earned by PFPC was as follows:


                                 CO-ADMINISTRATIVE
                                        FEE
                                 -----------------
                                      $9,605

   In addition to serving as the Fund's co-administrator, CSAMSI served as distributor of the Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to the Fund. No compensation is payable by the Fund to PDI for distribution services, but CSAMSI receives compensation from the Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. For the Shareholder Servicing and Distribution Plan on the Common shares, CSAMSI receives a fee calculated at an annual rate .25% of the average daily net assets of the Common shares of the Fund. For the six months ended February 29, 2000, the shareholder servicing and distribution fee, earned by CSAMSI was $652.

NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 29, 2000, the purchases and sales of investment securities (other than short-term investments) were $16,964,238 and $44,795,089, respectively.

NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:






                                                      INSTITUTIONAL
                          -------------------------------------------------------------------
                            FOR THE SIX MONTHS ENDED
                               FEBRUARY 29, 2000                     FOR THE YEAR ENDED
                                  (UNAUDITED)                          AUGUST 31, 1999
                          -----------------------------           ---------------------------
                            SHARES            VALUE                SHARES            VALUE
                          ----------       ------------           --------        -----------
Shares sold                  130,973       $  2,259,970            420,175        $ 7,478,114
Shares issued in
   reinvestment

   of dividends               86,540          1,293,067              2,776             49,578
Shares repurchased        (1,549,010)       (23,013,298)          (387,514)        (7,367,592)
                          ----------       ------------             ------        -----------
Net increase/

   (decrease)             (1,331,497)      $(19,460,261)            35,437        $   160,100
                          ==========       ============             ======        ===========


                                                        COMMON
                           ----------------------------------------------------------------
                           FOR THE SIX MONTHS ENDED                     FOR THE PERIOD
                             FEBRUARY 29, 2000                        OCTOBER 30, 1998*
                                 (UNAUDITED)                       THROUGH AUGUST 31, 1999
                           --------------------------             -------------------------
                           SHARES             VALUE               SHARES            VALUE
                           -------         ----------             -------          --------
Shares sold                 60,517         $1,045,848              5,210           $102,064
Shares issued in
   reinvestment

   of dividends              4,960             75,842               --                 --
Shares repurchased         (12,054)          (220,462)              (479)            (8,302)
                            ------         ----------              -----           --------
Net increase/

   (decrease)               53,423         $  901,228              4,731           $ 93,762
                            ======         ==========              =====           ========


*Inception Date



   On February 29, 2000, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                          NUMBER OF      APPROXIMATE PERCENTAGE
                                        SHAREHOLDERS      OF OUTSTANDING SHARES
                                        ------------      ---------------------
      Focus Fund Institutional shares         4                    85.88%
      Focus Fund Common shares                6                    73.75

NOTE 5. LINE OF CREDIT

   The Fund, together with other funds advised by CSAM, has established a $250 million committed line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lender, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemption. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participation funds in such manner as is determined by the governing Boards of the various funds. In addition the participating funds will pay interest on borrowing at the Federal funds rate plus .50%. For the six months ended February 29, 2000, the Fund had no borrowings under the credit facility.

WARBURG PINCUS FOCUS FUND
SPECIAL SHAREHOLDER MEETING RESULTS
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of each Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B. Trowbridge.

In addition, shareholders voted on the following matters:

       Proposal 2: Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for each of the Funds for the fiscal year ending August 31, 1999.

The voting results for the Fund were as follows:

Election of Directors:

                                              For                  Withheld

  Richard H. Francis                    1,648,986.3950            3,023.7183

  Jack W. Fritz                         1,648,986.3950            3,023.7183

  Jeffrey E. Garten                     1,648,986.3950            3,023.7183

  James S. Pasman, Jr.                  1,648,986.3950            3,023.7183

  William W. Priest                     1,648,986.3950            3,023.7183

  Steven N. Rappaport                   1,648,986.3950            3,023.7183

  Arnold M. Reichman                    1,648,986.3950            3,023.7183

  Alexander B. Trowbridge               1,648,986.3950            3,023.7183


Proposal 2:
                                                                 % of Shares to
                                       % of Shares to Total       Total Shares
                        Shares          Outstanding Shares             Vote

  For               1,652,010.1140          70.7373%                100.0000%

  Against                   0.0000           0.0000%                  0.0000%

  Abstain                   0.0000           0.0000%                  0.0000%

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

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